MAINSTAY GROUP OF FUNDS

MainStay Tax Free Bond Fund

Supplement dated September 29, 2008 (“Supplement”)
to the MainStay Income and Blended Funds Prospectus dated February 28, 2008 (“Prospectus”)

This Supplement updates certain information contained in the above-dated Prospectus for MainStay Tax Free Bond Fund (the “Fund”), a series of The MainStay Funds. You may obtain copies of the Fund’s Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), or by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054. These documents are also available via the Fund’s website at mainstayinvestments.com. Please review this important information carefully.

At a meeting held on September 25, 2008, the Fund’s Board of Trustees approved the appointment of Standish Mellon Asset Management Company LLC as the Fund’s Subadvisor. In connection with this appointment, the following will be effective as of September 29, 2008:

1. All references to MacKay Shields LLC as subadvisor to the MainStay Tax Free Bond Fund are hereby replaced with Standish Mellon Asset Management Company LLC (“Standish”).

2. All references to the Lehman Brothers® Municipal Bond Index as the Fund’s primary broad based securities-market index are hereby replaced with Lehman Brothers® 3-15 Year Municipal Index.

The Average Annual Total Returns chart and footnotes on page 70 of the Prospectus are hereby amended to include the following information for the Lehman Brothers 3-15 Year Municipal Index:

	1 Year	5 Years	10 Years
Lehman Brothers® 3-15 Year Municipal Index[2]	4.90%	4.19%	4.89%
Lehman Brothers® Municipal Bond Index[3]	3.36%	4.30%	5.18%

2
The Lehman Brothers® 3-15 Year Municipal Index is a total return performance benchmark for the tax-exempt bond market. The Index includes municipal bonds with an effective maturity between 2 and 17 years that have at least one year to maturity and are investment grade. The Fund has selected the Lehman Brothers® 3-15 Year Municipal Index as its primary index because it believes that this index is more reflective of the Fund’s investment style. You cannot invest directly in an index.

3
The Lehman Brothers® Municipal Bond Index includes approximately 15,000 municipal bonds, rated Baa or better by Moody’s, with a maturity of at least two years. Bonds subject to the Alternative Minimum Tax or with floating or zero coupons are excluded. Total returns assume the reinvestment of all income and capital gains. You cannot invest directly in an index.

3. The section entitled “Who Manages Your Money?” on page 146 of the Prospectus is hereby amended to include the following:

Standish Mellon Asset Management Company LLC (“Standish”), BNY Mellon Center, 201 Washington Street, Boston, Massachusetts 02108, is the Subadvisor to the Tax Free Bond Fund. The firm is a limited liability company, formed in 2001 by the combination of Standish, Ayer & Wood, Inc., a privately held investment advisory firm established in 1933, and Mellon Financial Corporation, a global financial services firm. On July 1, 2007, Mellon Financial Corporation and The Bank of New York Company, Inc. merged to form The Bank of New York Mellon Corporation of which Standish is a wholly-owned subsidiary. As of June 30, 2008, Standish managed approximately $200 billion in assets.

4. References to John Fitzgerald and Laurie Walters under the sections entitled “Portfolio Managers” and “Portfolio Manager Biographies” beginning on page 147 of the Prospectus are hereby removed.

5. Christine Todd and Michael Faloon are added to the Tax Free Bond Fund under the section entitled “Portfolio Managers” beginning on page 147. The following biographies for Christine Todd and Michael Faloon are added under the section entitled “Portfolio Manager Biographies” beginning on page 147 of the Prospectus.

Christine Todd, CFA Ms. Todd became a manager of the Tax Free Bond Fund in September 2008. At Standish, Ms. Todd is Managing Director, Tax Exempt Fixed Income and Insurance Strategies. She manages tax-sensitive fixed income portfolios for mutual funds, larger institutional, insurance, asbestos trust and high net worth clients. She joined Standish in 1995 from Gannett, Welsh & Kotler, where she was vice president responsible for municipal bond research and trading. Ms. Todd has an M.B.A. from Boston University and a B.A. from Georgetown University. Ms. Todd is a Trustee for the Dedham Institution for Savings and a floating member of its Investment Committee. She is a member of the Boston Security Analysts Society and the National Federation of Municipal Analysts.

Michael Faloon, CFA, FRM Mr. Faloon became a manager of the Tax Free Bond Fund in September 2008. At Standish, Mr. Faloon is the Quantitative Analyst and Portfolio Manager for Tax Sensitive Strategies, responsible for housing/quantitative research and assessing relative value of option imbedded securities. He also performs scenario analysis and evaluates index composition versus portfolio positioning. He joined Standish in 1999 from Fidelity Investments. Mr. Faloon is certified by the Global Association of Risk Professionals. Mr. Faloon has an M.S.F. from Northeastern University and a B.S. from the University of Maine.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.

THE MAINSTAY FUNDS

MainStay Tax Free Bond Fund

Supplement dated September 29, 2008 (“Supplement”)
to the Statement of Additional Information dated February 28, 2008 (“SAI”)

This Supplement updates certain information contained in the above-dated SAI for MainStay Tax Free Bond Fund (“Fund”). You may obtain copies of the Fund’s Prospectus and SAI free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), or by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054. These documents are also available via the Fund’s website at mainstayinvestments.com. Please review this important information carefully.

At a meeting held on September 25, 2008, the Fund’s Board of Trustees approved the appointment of Standish Mellon Asset Management Company LLC as the Fund’s subadvisor. In connection with this appointment, the following will be effective as of September 29, 2008:

1. All references to MacKay Shields LLC as subadvisor to the MainStay Tax Free Bond Fund are hereby replaced with Standish Mellon Asset Management Company LLC (“Standish”).

2. The second paragraph of the section entitled “The MainStay Funds” on page 1 of the SAI is hereby revised as follows:

New York Life Investment Management LLC (“NYLIM” or the “Manager”) serves as the investment adviser for the Funds and has entered into Subadvisory Agreements with the following subadvisors: Markston International LLC (“Markston”) and Institutional Capital LLC (f/k/a Institutional Capital Corporation) (“ICAP”) with respect to the MAP Fund; Standish Mellon Asset Management Company LLC (“Standish”) with respect to the Tax Free Bond Fund; Winslow Capital Management Inc. (“Winslow Capital”) with respect to the Large Cap Growth Fund; MacKay Shields LLC (“MacKay Shields”) with respect to the Capital Appreciation Fund, Convertible Fund, Diversified Income Fund, Global High Income Fund, Government Fund, High Yield Corporate Bond Fund, International Equity Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Money Market Fund, Small Cap Growth Fund, Small Cap Value Fund, Total Return Fund and Value Fund; and McMorgan & Company LLC (“McMorgan”) with respect to Institutional Bond Fund and Principal Preservation Fund. Collectively, these agreements are referred to as the “Subadvisory Agreements.” MacKay Shields, Markston, ICAP, Standish, Winslow Capital and McMorgan are sometimes collectively referred to as the “Subadvisors” and each individually as a “Subadvisor.” There are no subadvisors for the Common Stock Fund.

3. The fourteenth Non-Fundamental Investment Restriction on page 12 pertaining to a prohibition on the use of interest rate, index or currency exchange rate swap agreements is amended by removing reference to MainStay Tax Free Bond Fund.

4. The first paragraph of the section entitled “Subadvisory Agreements” beginning on page 61 is hereby revised as follows:

Pursuant to the Subadvisory Agreements, as the case may be, (a) between the Manager and Markston with respect to the MAP Fund; (b) between the Manager and ICAP with respect to the MAP Fund; (c) between the Manager and Standish with respect to the Tax Free Bond Fund; (d) between the Manager and Winslow Capital with respect to the Large Cap Growth Fund; (e) between the Manager and MacKay Shields with respect to the Capital Appreciation Fund, Convertible Fund, Diversified Income Fund, Global High Income Fund, Government Fund, High Yield Corporate Bond Fund, International Equity Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Money Market Fund, Small Cap Growth Fund, Small Cap Value Fund, Total Return Fund and Value Fund; and (f) between the Manager and McMorgan with respect to Principal Preservation Fund and Institutional Bond Fund (each a “Subadvisor” and collectively the “Subadvisors”), and subject to the supervision of the Trustees of the Trust and the Manager in conformity with the stated policies of each of the Funds and the Trust, each Subadvisor manages such Fund’s portfolios, including the purchase, retention, disposition and loan of securities. There are no subadvisors for the Common Stock Fund.

5. The table that appears on page 62 of the SAI is hereby revised as follows to disclose the fee paid to Standish as Subadvisor to the Fund:

FUND NAME	ANNUAL RATE
Tax Free Bond Fund*	0.25% (9)

(9) On assets up to $50 million; and 0.15% on assets in excess of $50 million.

6. The section entitled“Guidelines Examples” beginning on page 75 of the SAI is hereby amended to include Standish’s proxy voting policies and procedures as follows:

Tax Free Bond Fund

The Manager has delegated proxy-voting authority to the Fund's subadvisor, Standish. A summary of Standish’s proxy voting policies and procedures is provided below

Standish

Standish, through its participation on The Bank of New York Mellon Corporation’s (“BNY Mellon”) Proxy Policy Committee (“PPC”), has adopted a Proxy Voting Policy, related procedures, and voting guidelines which are applied to those client accounts over which it has been delegated the authority to vote proxies. In voting proxies, Standish seeks to act solely in the best financial and economic interest of the applicable client. Standish will carefully review proposals that would limit shareholder control or could affect the value of a client’s investment. Standish generally will oppose proposals designed to insulate an issuer’s management unnecessarily from the wishes of a majority of shareholders. Standish will generally support proposals designed to provide management with short-term insulation from outside influences so as to enable management to bargain effectively with potential suitors and otherwise achieve long-term goals. On questions of social responsibility where economic performance does not appear to be an issue, Standish will attempt to ensure that management reasonably responds to the social issues. Responsiveness will be measured by management’s efforts to address the proposal including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. The PPC will pay particular attention to repeat issues where management has failed in its commitment in the intervening period to take actions on issues.

Standish recognizes its duty to vote proxies in the best interests of its clients. Standish seeks to avoid material conflicts of interest through its participation in the PPC, which applies detailed, pre-determined proxy voting guidelines (the “Voting Guidelines”) in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, Standish and its affiliates engage a third party as an independent fiduciary to vote all proxies for BNY Mellon securities and affiliated mutual fund securities.

All proxy voting proposals are reviewed, categorized, analyzed and voted in accordance with the Voting Guidelines. These guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in our policies on specific issues. Items that can be categorized under the Voting Guidelines will be voted in accordance with any applicable guidelines or referred to the PPC, if the applicable guidelines so require. Proposals that cannot be categorized under the Voting Guidelines will be referred to the PPC for discussion and vote. Additionally, the PPC may review any proposal where it has identified a particular company, industry or issue for special scrutiny. With regard to voting proxies of foreign companies, Standish weighs the cost of voting, and potential inability to sell the securities (which may occur during the voting process) against the benefit of voting the proxies to determine whether or not to vote.

In evaluating proposals regarding incentive plans and restricted stock plans, the PPC typically employs a shareholder value transfer model. This model seeks to assess the amount of shareholder equity flowing out of the company to executives as options are exercised. After determining the cost of the plan, the PPC evaluates whether the cost is reasonable based on a number of factors, including industry classification and historical performance information. The PPC generally votes against proposals that permit the repricing or replacement of stock options without shareholder approval or that are silent on repricing and the company has a history of repricing stock options in a manner that the PPC believes is detrimental to shareholders. Standish will furnish a copy of its Proxy Voting Policy, any related procedures, and its Voting Guidelines to each advisory client upon request. Upon request, Standish will also disclose to an advisory client the proxy voting history for its account after the shareholder meeting has concluded.

7. The section entitled “Portfolio Managers” beginning on page 79 of the SAI is hereby revised to delete the information for John Fitzgerald and Laurie Walters and add the following for Christine Todd and Michael Faloon, provided as of July 31, 2008.

		NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE			NUMBER OF ACCOUNTS AND ASSETS FOR WHICH THE ADVISORY FEE IS BASED ON PERFORMANCE
PORTFOLIO MANAGER	FUNDS MANAGED BY PORTFOLIO MANAGER	REGISTERED INVESTMENT COMPANY	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS	REGISTERED INVESTMENT COMPANY	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS
Michael Faloon	Tax Free Bond Fund*	None	0	None	0	0	0

		NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE			NUMBER OF ACCOUNTS AND ASSETS FOR WHICH THE ADVISORY FEE IS BASED ON PERFORMANCE
PORTFOLIO MANAGER	FUNDS MANAGED BY PORTFOLIO MANAGER	REGISTERED INVESTMENT COMPANY	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS	REGISTERED INVESTMENT COMPANY	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS

Christine Todd	Tax Free Bond Fund*	2 RICs $497,217,000	0	139 Accounts $4,550,000,000	0	0	0
*Does not include management of the Tax Free Bond Fund

8. The section entitled “Portfolio Manager Compensation Structure” beginning on page 81 of the SAI is hereby amended to include the following, provided as of July 31, 2008:

Standish

Standish offers competitive compensation opportunities to all employees, including portfolio managers, analysts, traders, marketers and client service personnel. Standish’s goal is to provide a performance-oriented environment with incentive compensation programs that are tied to the profitability and sustained growth of the firm. Standish provides a disciplined and structured process of reward and evaluation to attract and retain high-performing employees who are critical to Standish's on-going success. Standish’s competitive compensation package, which is not formula driven, includes base pay and bonus, annual incentive and long-term incentive for a select group of key professionals.

Using a combination of quantitative and qualitative factors, including asset growth, annual individual objectives and a variety of performance metrics, Standish bases incentives on each employee’s completion of his/her individual goals and his/her contributions to the team and the company. Standish conducts these reviews on a case-by-case basis and does not assess weights in determining total compensation. In addition, key investment personnel participate in the Standish Long Term Incentive Plan (LTIP). The plan provides for an annual award, payable in BNY Mellon restricted shares and deferred cash that cliff vests after three years, with an interest rate equal to the average year over year earnings growth of Standish (capped at 20% per year). Management has discretion with respect to actual participation.

9. The table listing portfolio manager ownership of fund securities beginning on page 82 of the SAI is hereby amended to delete the information for John Fitzgerald and Laurie Walters, and add the following for Christine Todd and Michael Faloon, provided as of July 31, 2008:

PORTFOLIO MANAGER	FUND	$ RANGE OF OWNERSHIP
Michael Faloon	None	$0
Christine Todd	None	$0

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.